As filed with the Securities and Exchange Commission on May 6, 2008

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 34	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 35	☒

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Lester R. Woodward, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date), pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on August 28, 2007, pursuant to paragraph (a) (1)
☒	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus (or Statement of Additional Information) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus (or Statement of Additional Information) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

KOTAK INDIA MULTI-CAP FUND

PROSPECTUS

CLASS A AND C SHARES

July [    ], 2008

As with all funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Kotak India Multi-Cap Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Kotak India Multi-Cap Fund is a series of Financial Investors Trust.

TABLE OF CONTENTS

PAGE

Investment Objective, Strategy & Principal Risks

Performance

Fees and Expenses of the Fund

More on the Fund’s Investments and Related Risks

Management

The Portfolio Managers

Administrator, Distributor and Transfer Agent

Buying and Redeeming Shares

Share Transactions

Dividends and Distributions

Taxes

Financial Highlights

Privacy Policy

Additional Information About the Fund	Back Cover

KOTAK INDIA MULTI-CAP FUND (the “Fund”)

INVESTMENT OBJECTIVE, STRATEGY & PRINCIPAL RISKS

This section summarizes the Fund’s principal investment strategies and the principal risks of investing.  See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The Fund’s investment goal is long-term capital appreciation.  While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Fund’s investment objective is non-fundamental.  Therefore, the Board may change this investment objective or the Fund’s principal investment strategies without a shareholder vote.  The Fund will notify you in writing at least sixty (60) days before making any such change.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of “Indian companies” or instruments that have similar economic characteristics.  Indian companies are those that:

•                  are organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is in India; or

•                  derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or

•                  have 50% or more of their assets in India.

The Fund invests primarily in the equity securities of Indian companies.  Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.  The Fund intends to invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission.  The Portfolio was formed for the purpose of facilitating the Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies.  Investing through the Portfolio is intended to provide the Fund with a tax efficient method of investing indirectly in Indian companies.  The Portfolio will seek to establish residency in Mauritius to avail itself of a beneficial double taxation treaty between Mauritius and India.  Please see “Investment Through Mauritius” on page      for additional information.

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To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio.  Unless the context otherwise requires, descriptions in this prospectus of securities and transactions, and their associated risks, generally refer to investments made indirectly by the Fund through the Portfolio.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.  The Fund may use futures contracts, forwards, options, swaps, participation notes and other derivatives as tools in the management of portfolio assets.  The Fund may use derivatives to hedge various investments, for risk management and for non-hedging purposes, such as seeking to enhance return.

The Fund may from time to time hedge all or a portion of its foreign currency exposure against the U.S. dollar.

The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may invest up to 20% of its net assets, plus the amount of borrowings for investment purposes, in debt obligations and debt securities that may or may not qualify as securities of “Indian companies,” which may be lower-rate or unrated, when consistent with the Fund’s investment goal, and securities issued by governmental entities and private issuers.  The Fund also may invest in high yield securities and high risk bonds which are below investment grade (junk bonds).

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of companies in countries outside of India.  To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments.  These instruments may be in various currencies.

Where the capital markets in certain countries are either less developed or not easily accessible to foreign investors, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment advisor, Kotak Mahindra (UK) Limited (“Kotak” or the “Advisor”), will implement an active Fund management strategy, employing both “top-down” and “bottom-up”

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research styles combined with macro and economic analysis.  As a “top down” investor, Kotak focuses primarily on broad investment contours like sectoral and sub-sectoral composition.  The Kotak investment team examines the stock market to identify potential investment opportunities across industries.  Even when an industry is out of favor with the broad market, the Kotak investment team analyzes potentially good opportunities within the sector, endeavoring to bring, in the Advisor’s opinion, the best ideas to the Fund with a mix of companies across sectors.  As a “bottom-up” investor focusing primarily on individual securities, the Advisor looks for companies whose current market price, in the Advisor’s opinion, does not reflect future growth prospects.  The Advisor chooses companies that have identifiable drivers of future earnings growth and present, in the Advisor’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation.  The Advisor’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business.  In choosing equity investments, the Advisor also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return.  There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective.  It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Managed Portfolio Risk.  The Advisor’s investment strategies or choice of specific securities may be unsuccessful in achieving the Fund’s investment objective, which may cause the Fund to incur losses.  As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand, or overall market changes), financial markets may fluctuate or overall prices may decline.

New Portfolio Risk.  The Fund is newly formed and therefore has no performance history for investors to evaluate. Also, the Fund may invest in certain types of securities or geographic areas that, because of the Fund’s size, may have a disproportionate impact on the Fund’s performance results. The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Liquidity and Valuation Risk.  Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the Fund.  Derivatives and securities of emerging market issuers tend to involve greater liquidity risk and valuation risk. In addition, liquidity risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

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Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably.  These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.  Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the securities in which the Fund invests) may decline over short or extended periods of time.  When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.  There can be no assurance that the Fund’s objectives will be realized or that there will be any return of capital.

Foreign Securities and Emerging Market Risk.  The Fund may invest all of its assets in foreign securities including securities in emerging markets.  Investments in foreign securities are subject to special risks in addition to those of U.S. investments.  These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of foreign markets.  The risks associated with foreign securities are magnified in countries in “emerging markets,” such as India.  These countries may have relatively unstable governments and less-established market economies than developed countries.  Emerging markets may face greater social, economic, regulatory and political uncertainties.  These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.  The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes.  As a result, the Fund’s yield on those securities would be decreased.

India Risks.

Political and Economic Risks in India.  Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world.  Political and economic structures in India generally lack the social, political and economic stability of more developed nations.  The share prices of companies in India tend to be volatile and there is a significant possibility of loss.  Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments.  Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed.

The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States.  The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States.  There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

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It may be more difficult to obtain or enforce a judgment in the courts of India than it is in the United States.  In addition, unanticipated political and social developments may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments.  Monsoons and other natural disasters also can affect the value of Fund investments.

Market Risk in India.  The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions and in interpreting and applying the relevant laws and regulations.  The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets.  If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Foreign Investment Risk in India.  Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions may make direct investments in exchange traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).  The Advisor is registered with the Securities and Exchange Board of India (“SEBI”) as an FII.  Although the Portfolio is registered as a sub-account of an FII, it must still seek renewal of this status every five years.  There can be no guarantee that regulatory approval will be forthcoming.  Additionally, ownership of the Fund by certain non-resident Indians and companies owned by non-resident Indians and ownership by the Portfolio of Indian companies may be restricted.  Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes.  There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Settlement Risk in India.  Settlement of securities transactions in India are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close.  If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired.  To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Currency Risk in India.  Because investing in India involves investing in rupees, the value of the assets of the Fund as measured by U.S. dollars may be adversely affected by changes in currency

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exchange rates.  Such rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well.  Costs are incurred in connection with conversions between various currencies.  At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Geographic Concentration Risk.  Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally.  If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Investment Through Mauritius.  The Fund currently intends to invest indirectly in the securities of Indian companies through the Portfolio, an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for U.S. federal income tax purposes.  A disregarded entity is a separate legal entity that is treated as part of its owner.  The Portfolio will seek to establish residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty that is in place between India and Mauritius.  The Supreme Court of India has previously upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to certain foreign entities.  The Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  [The Portfolio has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.]

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).  On February 28, 2008, while presenting the budget for the financial year 2008-2009, the Indian Finance Minister announced an increase in short-term capital gains tax from 10% to 15% to be effective April 1, 2008.  The Indian Parliament has not yet approved this proposed increase.  The primary tax advantage of investing through the Portfolio and relying on the India-Mauritius treaty is the elimination of the short-term capital gains tax applicable in India.  Any change in the provision of this treaty, in its applicability to the Fund or the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Political and Economic Developments Risks.  The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region.  In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership

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limitations and tax increases.  It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights and pursue legal remedies with respect to its foreign investments.  Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.  Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan.  The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country.  The Indian government has confronted separatist movements in several Indian states.  These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Depositary Receipt Risk.  The Fund’s investments may take the form of depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), and unsponsored depositary receipts.  Depositary receipts are typically issued by a financial institution and evidence ownership interests in a foreign security.  Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.  Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Small-Capitalization Company Risk.  Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund’s risks increase if it invests more heavily in smaller companies (mid-cap and small-cap companies).  The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies.  In addition, smaller companies may be more vulnerable to economic, market and industry changes.  As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.  Because smaller companies may have limited product lines, markets or financial resources or may depend on few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Credit Risk.  To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are considered predominantly speculative and are more sensitive to interest rate and economic changes and their issuers have less secure financial position.

Investment Company Risk.  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the underlying investment company.  The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

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Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.  The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.  This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.  Therefore, the Fund may be more volatile than funds that hold a greater number of issuers.

Privately Placed Securities Risk.  Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

More detailed information about the Fund, its policies and risks can be found in the Fund’s Statement of Additional Information (“SAI”).

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history.

FEES AND EXPENSES OF THE FUND

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A and Class C Shares of the Fund.  Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year.

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Shareholder Fees (Fees Paid Directly From Your Investment)	Class A		Class C
Maximum Sales Charge (Load)	5.75	%(1)	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(2)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	1.00	%(3)	1.00	%(4)
Redemption fee on shares sold within 30 days following their purchase date(5)	2.00%		2.00%

(1) An initial sales charge (load) of up to 5.75% will be applied to share purchases under $1 million, subject to breakpoint discounts.  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a contingent deferred sales charge (“CDSC”) of 1.00%  may apply to the value of Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.  See “Buying and Redeeming Shares – Sales Charge When You Purchase” on page      and “–Contingent Deferred Sales Charge – Class A Shares” on page     .

(2) The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the initial sales charge in this table) and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(3) A CDSC of 1.00% may apply to the value of shares redeemed within the first 12 months after a purchase in excess of $1 million.  See “Buying and Redeeming Shares – Contingent Deferred Sales Charge – Class A Shares” on page     .

(4) A CDSC of 1.00% may apply to the value of shares redeemed within the first 12 months after a purchase.  See “Buying and Redeeming Shares – Contingent Deferred Sales Charge – Class C Shares” on page     .

(5) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed.  The fee is retained by the Fund and generally withheld from redemption proceeds.  For more details, see the “Redemption Fee” on page     .

Please see “Buying and Redeeming Shares” on page      for an explanation of how and when these sales charges apply.

Annual Fund Operating Expenses (%) (Expenses Deducted From Fund Assets)	Class A	Class C
Management Fees(1)(2)(4)	1.25	1.25
Distribution and Service (12b-1) Fees(1)	0.50	1.00
Other Expenses(3)	0.97	0.97
Acquired Fund Fees and Expenses(3)(4)(5)	0.07	0.07
Total Annual Fund Operating Expenses(4)(5)	2.79	3.29
Fees Waivers and Expense Reimbursements	(0.72)	(0.72)
Net Annual Fund Operating Expenses(4)	2.07%	2.57%

(1) The Management Fees and applicable Distribution and Service (12b-1) Fees shown are based on the Fund’s maximum contractual amount.

(2) Includes management fees paid directly and/or indirectly through the Portfolio.

(3) “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(4) Kotak has given a contractual agreement to the Fund that to the extent that Net Annual Fund Operating Expenses with respect to Class A shares exceed 2.00% of the value of the assets apportionable to Class A shares of the Fund and with respect to Class C shares, exceed 2.50% of the value of the assets apportionable to Class C

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shares of the Fund, the Advisor agrees to waive and/or reimburse the Fund (or class as applicable) a portion of its Management Fees to comply with the expense limitations referenced above.  For purposes of this agreement, the Fund’s operating expenses shall not include expenses in respect of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying fees or expenses were allocated. The Advisor will be permitted to recover certain expenses it has borne subsequent to the effective date of this agreement (or to be paid fee forgone) in later periods, excluding any organizational expenses, to the extent the Fund’s expenses fall below the annual rates set forth above, provided that the Fund is not obligated to pay any such deferred fee more than one year after the end of the fiscal year in which the fee was deferred.  This agreement is in effect through April 30, 2010 and is reevaluated on an annual basis.

(5) The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratio in the financial statements of the Fund, when available, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  After one year, the example does not take into consideration any agreement by the Advisor to waive fees.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES	1 YEAR		3 YEARS

Class A Shares(1)	$210		$797
Class C Shares	$353	(2)	$939

You would pay the following expenses if you did not redeem your shares:

Class A Shares(1)	$210		$797
Class C Shares	$260		$945

(1)       Assumes initial sales charge (load) is deducted when shares are purchased.

(2)       Assumes applicable contingent deferred sales charge (load) is deducted when shares are sold.

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies and risks are described under “Investment Objective, Strategy & Principal Risks.” This section provides additional information about the Fund’s investment strategies and portfolio management techniques the Fund may use, as well as the other risks that may affect the Fund’s portfolio.  Additional information about some of these investments and portfolio management techniques and their

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associated risks is included in the Fund’s Statement of Additional Information, which is available without charge upon request (see back cover).

OTHER TYPES OF INVESTMENTS

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies.  These securities and strategies are not principal investment strategies of the Fund.  If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.  These securities and strategies may include indexed/structured securities and securities purchased on a when-issued, delayed delivery or forward commitment basis.

Cash Position

The Fund may not always stay fully invested in stocks or bonds.  For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.  In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities.  When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments.  An illiquid investment is a security or other position that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”).  Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions in high-quality short-term money market instruments, money market shares, repurchase agreements or equity or debt securities of countries outside of India. Under such circumstances, the Fund may not achieve its investment objective.

Portfolio Turnover

The portfolio turnover rate for the Fund may vary greatly from year to year and may exceed 100% in any given year, which may involve additional expenses to the Fund, including portfolio

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transaction costs.  Higher portfolio turnover rates generally increase transaction costs, which are Fund expenses, and may increase your tax liability if the transactions result in capital gains.

Investment Limitation

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Disclosure of Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.  Portfolio holdings information can be viewed online at                 .com.

MANAGEMENT

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”) has appointed Kotak Mohindra (UK) Limited (“Kotak” or “Advisor”) as investment advisor of the Fund.  As the Fund’s investment advisor, Kotak is responsible for the overall management and administration of the Fund’s business affairs.

Kotak is a company incorporated under the Companies Act of 1985 in the United Kingdom and regulated by the Financial Services Authority (“FSA”) in the United Kingdom, with a branch in Dubai that is regulated by the Dubai Financial Services Authority and a branch in Singapore that is regulated by Monetary Authority of Singapore.  Kotak is registered with the SEC as a registered investment advisor and also is registered with the Securities Exchange Board of India as a Foreign Institutional Investor.  The Advisor is part of the Kotak Mahindra Group based in Mumbai, India.  Kotak’s principal business address is 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Advisor an annual management fee of 1.25% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) days’ written notice.  A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2008.  Kotak has given a contractual agreement to the Fund that to the extent that net annual fund operating expenses with respect to Class A shares exceed 2.00% of the value of the assets apportionable to Class A shares of the Fund and with respect to Class C shares, exceed 2.50% of the value of the assets apportionable to Class C shares of the Fund, the Advisor agrees to waive and/or reimburse the Fund (or class as applicable) a portion of its Management Fees to comply with the expense limitations referenced above.  For purposes of this agreement, the Fund’s operating expenses shall not include expenses in respect of Acquired

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Fund Fees and Expenses, brokerage expenses, interest expense, taxes and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying fees or expenses were allocated. The Advisor will be permitted to recover expenses it has borne subsequent to the effective date of this agreement (or to be paid fee forgone) in later periods, excluding any organizational expenses, to the extent the Fund’s expenses fall below the annual rates set forth above, provided that the Fund is not obligated to pay any such deferred fee more than one year after the end of the fiscal year in which the fee was deferred.  This agreement is in effect through April 30, 2010 and is reevaluated on an annual basis.

Kotak retains the right to use the name “Kotak India Multi-Cap Fund” in connection with another investment company or business enterprise with which Kotak is or may become associated.  Kotak hereby grants to the Trust the non-exclusive right and license to use the name “Kotak India Multi-Cap Fund,” which right and license shall automatically terminate ninety (90) days after termination of the Advisory Agreement.

THE PORTFOLIO MANAGERS

Nitin Jain, the principal Fund manager at Kotak, will be responsible for the day-to-day management of the Fund.  In this role, he will be assisted by Harish Krishnan, who is an investment manager at Kotak.  Each of the persons listed below has served as the applicable Fund’s portfolio manager since the Fund’s inception on                             , 2008.

More information about each portfolio manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Nitin Jain, CFA®(1)

Mr. Jain has served as a portfolio manager since the Fund’s inception on                 , 2008 and as the Principal Fund Manager of Kotak’s Equities Fund Management from November 2006 to present. Mr. Jain was formerly employed a Fund Manager with Kotak Mahindra Asset Management Company from December 2005 to November 2006. Prior to this, he was associated with SBI Mutual Fund as a Fund Manager from 2004 to March 2005. Mr. Jain received his B.E. in Mechanical Engineering and an M.M.S. from Mumbai University.

Harish Krishnan

Mr. Krishnan has served as a portfolio manager since the Fund’s inception on                 , 2008 and as the Investment Manager of Mid Cap and Concentrated Strategies at Kotak from December 2007 to present. Prior to this, his roles included Research Analyst with Kotak from December 2006 to December 2007 and Portfolio Adviser with Kotak Mahindra Asset Management Company Limited from June 2005 to December 2006. Mr. Krishnan received his B.E. in electronics and communications from Calicut University and a Masters in Management from the Indian Institute of Management, Kozhikode (IIMK). He is a Level III candidate of CFA®.(1)

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(1) CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

MANAGEMENT FEE (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) 1.25%

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities.  As Administrator, ALPS has agreed, among other things, to:  assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; calculate the Funds daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Administration Agreement:

Annual administration fee billed monthly, in the greater amount of $175,000 or:

•                  8.0 basis points of the Fund’s average net assets between $0 - $1 billion;

•                  6.0 basis points of the Fund’s average net assets between $1 billion - $3 billion; and

•                  4.0 basis points of the Fund’s average net assets over $3 billion.

A portion of the annual administration fee for one year from the effective date of the Administration Agreement in the amount of $50,000 has been waived by ALPS.  There will also be an annual fee of $5,000 for each additional share class added to the Fund subsequent to the effective date of the Administration Agreement.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obligated to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the SEC.

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Transfer Agent

ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund.  As Transfer Agent, ALPS has agreed, among other things, to:  issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee of $25,000, a fee based upon the number of shareholder accounts and reimbursement for out-of-pocket expenses.  There will also be an annual fee of $5,000 for each additional share class added to the Fund subsequent to the effective date of the Transfer Agency and Services Agreement.

BUYING AND REDEEMING SHARES

The Fund offers investors Class A and C shares in this Prospectus.  Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. [In addition, a description of each class sales charge and expense is available free of charge on the Fund’s website at                  .com.]  These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C

Initial sales charge of 5.75% or less	No initial sales charge

Deferred sales charge of 1% of the value of shares redeemed within the first 12 months after a purchase of $1 million or more	Deferred sales charge of 1% of the value of shares redeemed within the first 12 months after purchase

Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

Distribution and Services (12b-1) Plan for Class A and C Shares

The Fund has adopted Distribution and Services Plans (each a “Plan” and together, the “Plans”) for its Class A and Class C shares.  The Plans have been adopted pursuant to Rule 12b-1 of the 1940 Act.

The Plans allow the Fund to use its Class A and C assets to pay fees in connection with the distribution and marketing of Class A and C shares and/or the provision of shareholder services to Class A and C shareholders.  The Plans permit payment for services in connection with the administration of plans or programs that use Class A and C shares of the Fund as their funding medium and for related expenses.

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The Plans permit the Fund to make total payments at an annual rate of up to 0.50% and 1.00% of the Fund’s average daily net assets attributable to its Class A and Class C shares, respectively.  Because these fees are paid out of a Fund’s applicable Class A and C assets on an ongoing basis, over time they will increase the cost of an investment in applicable Class A and C shares, and Plan fees may cost an investor more than other types of sales charges.

The Advisor and/or its affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources.  The Advisor may also make payments for marketing, promotional or related expenses to dealers.  The amount of these payments is determined by the Advisor and may be substantial.  These payments are often referred to as “revenue sharing payments.”  The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund.  Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Sales Charge When You Purchase

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Class A Shares

Purchase Amount	Sales Charge as a Percentage of Offering Price(1)		Sales Charge as a Percentage of Your Net Investment(1)
Under $50,000	5.75		6.10
$50,000 but under $100,000	4.50		4.71
$100,000 but under $250,000	3.50		3.63
$250,000 but under $500,000	2.50		2.56
$500,000 but under $1 million	2.00		2.04
$1 million or greater	0.00	(2)	0.00

(1) The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the initial sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2) A CDSC of 1.00% may apply to the value of shares redeemed within the first 12 months after a purchase in excess of $1 million.  See “Contingent Deferred Sales Charge – Class A Shares” on page     .

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Class C Shares

With Class C shares, there is no initial sales charge.  We place any investment of $1 million or more in Class A shares, since Class A shares’ annual expenses are lower.  A CDSC of 1% may apply to the value of any Class C shares redeemed within the first 12 months after a purchase.

Qualifying for a Reduction or Waiver of Class A Shares Initial Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.”  You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

The Fund may waive Class A initial sales charges on investor purchases, including shares purchased by:

•                  officers, directors, trustees and employees of Kotak and their respective affiliates;

•                  registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Kotak;

•                  immediate family members of all such persons as described above; and

•                  financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares of the Fund at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

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Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•                  trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•                  solely controlled business accounts; and

•                  single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge.  However, a contingent deferred sales charge (“CDSC”) of 1% may apply to the value of Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

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Class C Shares

A CDSC of 1% may apply to the value of any Class C shares redeemed within the first 12 months after a purchase.  The way we calculate the CDSC is the same for each class.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•                  redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•                  required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.  The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary.  You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time).  If the NYSE closes early, you must place your order prior to the actual closing time.  Otherwise, you will receive the next business day’s price.  If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase order to the Fund. Your financial intermediary may have an earlier cut-off time for purchase orders.

Investors may not purchase, exchange or redeem shares of the Fund directly.  Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.  Not all financial intermediaries offer all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares. With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Investment Minimums

The minimum investment in Class A shares is $[500] for tax-deferred accounts and $[2,500] for other accounts.  Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.  The Fund reserves the right to waive or change minimum and additional investment amounts.  For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

There is no investment minimum for subsequent purchases.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees.  Redemption proceeds normally will be sent within seven days.  However, if you recently purchased your shares by

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check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.  Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.  Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash.  If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets).  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may be required to pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell your shares after holding them 30 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to:

•                  redemptions of shares acquired by reinvesting dividends and distributions;

•                  rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the fund; and

•                  redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•                  redemptions due to small balance maintenance fees;

•                  redemptions related to death or due to a divorce decree;

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•                  certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•                  certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period:

•                  during which the NYSE is closed, other than customary weekend and holiday closings;

•                  during which (as determined by the SEC by rule or regulation) trading on the NYSE is restricted; or

•                  during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum.  The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

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Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.  The Fund maintains a 2% short-term trading fee applied to sales of shares held 30 days or less.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in their sole discretion, any purchase order from any investor we believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries they believe may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value (“NAV”).  The valuation of the securities of the Fund is

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determined in good faith by or under the direction of the Board.  The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time.  For equity securities that are traded on any other exchange, the market price is usually the closing sale or official closing price on that exchange.  In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies.  The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.  Derivatives trades will be done only through the designated primary exchange with guaranteed settlement and the securities are valued on the basis of the closing price available on such exchange.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.  Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies) the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers).  The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.  In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of the securities indices of major countries such as, but not limited to, the United States, the United Kingdom and Japan and of relevant regional markets such as, but not limited to, Hong Kong and Singapore) that occur after the close of the relevant market and before the Fund values its securities. In addition, the

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Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains.  Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.  The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes.  Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

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TAXES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (“the Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.  The Fund also intends to meet certain distribution requirements such that the Fund is not subject to federal income tax in general.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.  A portion of the Fund’s distributions may be treated as “qualified dividend income,” which for taxable years beginning before January 1, 2011 would be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met.  The Fund does not expect a significant portion of its distributions to be eligible for the dividends-received deduction available to corporate shareholders.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under “Distributions and Taxes.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares.  If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Sale of Fund Shares

Any gain resulting from the sale of your shares will generally be subject to tax. Shareholder transactions in a Fund’s shares resulting in gains from selling shares held for more than one year

25

generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Taxation of Certain Investments

The Fund’s investments in non-U.S. securities may be subject to foreign withholding or other taxes.  In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders.  In addition, the Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may hold securities that are subject to PFIC (Passive Foreign Investment Companies) taxation for federal income tax purposes. For more information, see the SAI under “Distribution and Taxes.”

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, the original issue discount will be included in the Fund’s ordinary income, even though payment of that amount is not received until a later time, and this amount will be distributed to shareholders as taxable dividends.  The Fund may also buy investments in the secondary market which are treated as having market discount.  Generally, gain recognized on the disposition of such an investment is treated as ordinary income for federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount in its ordinary income even though the Fund does not receive payment of such amount at that time.  A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of Capital Gain Distributions made to shareholders.

Non-U.S. Shareholders

Capital Gain Dividends will not be subject to withholding. In general, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  For taxable years beginning before January 1, 2008, regulated investment companies were generally not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the regulated investment company.  The withholding exemptions for inter-related dividends and short-term capital gain dividends will not apply starting in 2008 unless legislation is enacted extending these exemptions.

26

Backup Withholding

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state or local taxes.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•                  Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•                  Account History, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received;

•                  The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•                  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

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The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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KOTAK INDIA MULTI-CAP FUND

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments.  These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund.  It is incorporated by reference into (is legally a part of) this prospectus.

The Fund sends only one report to a household if more than one account has the same address.  Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (866) 759-5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or  by calling your financial consultant.  This information is also available free of charge on the Fund’s website at                     .

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the SEC’s Public Reference Room in Washington, D.C.  You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C.  20549-0102.  Information about the Public Reference Room may be obtained by calling (202)541-8090.  You can get the same reports and information free from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information.  Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act file no. 811-8194)

The information in this Statement of Additional Information (or Prospectus) is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information (or Prospectus) is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

July     , 2008
STATEMENT OF ADDITIONAL INFORMATION
KOTAK INDIA MULTI-CAP FUND

(Class A & C)

P.O. Box 44386

Denver, CO 80201

The Kotak India Multi-Cap Fund (the “Fund”) is a non-diversified investment portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated July     , 2008, as supplemented from time to time (the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at (866) 759-5679.  The Prospectus is incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Investment Objectives and Policies
Additional Investment Activities and Risks
Other Practices
Investment Limitations
Portfolio Turnover
Disclosure of Portfolio Holdings
Portfolio Transactions and Brokerage
Purchase & Redemption of Shares
Trustees and Officers
Investment Manager
Administrator
Proxy Voting Policies and Procedures
Distributor
Expenses
Portfolio Managers
Net Asset Value
Taxes
Description of the Trust
Other Information about the Fund
Performance Information
Appendix A – Description of Securities Ratings
Appendix B – Proxy Voting Policies and Procedures

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Kotak India Multi-Cap Fund (the “Fund”), as well as the strategies it employs to achieve those objectives.  The Fund is a non-diversified portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on November 30, 1993.  The discussion below supplements the information set forth in the Prospectus under “Investment Objective, Strategy & Principal Risks.”  References herein to the “Advisor” or “Kotak” shall mean Kotak Mahindra (UK) Limited.

The Fund’s investment goal is long-term capital appreciation.  To achieve its objective, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of “Indian companies” or instruments that have similar economic characteristics.  Indian companies are those that:

•                  are organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is in India; or

•                  derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or

•                  have 50% or more of their assets in India.

The Fund invests primarily in the equity securities of Indian companies.  Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.  The Fund intends to invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission.  The Portfolio was formed for the purpose of facilitating the Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies.  Investing through the Portfolio is intended to provide the Fund with a tax efficient method of investing indirectly in Indian companies.  The Portfolio will seek to establish residency in Mauritius to avail itself of a beneficial double taxation treaty between Mauritius and India.  Please see “Investment Through Mauritius” on page      for additional information.

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio.  Unless the context otherwise requires, descriptions in this prospectus of securities and transactions, and their associated risks, generally refer to investments made indirectly by the Fund through the Portfolio.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies.  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.  The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.  The Fund may use derivatives to hedge various investments, for risk management and for non-hedging purposes, such as seeking to enhance return.

The Fund may from time to time hedge all or a portion of its foreign currency exposure against the U.S. dollar.

The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may invest up to 20% of its net assets, plus the amount of borrowings for investment purposes, in debt obligations and debt securities that may or may not qualify as securities of “Indian companies,” which may be lower-rate or unrated, when consistent with the Fund’s investment goal, and securities issued by governmental entities and private issuers.  The Fund also may invest in high yield securities and high risk bonds which are below investment grade (junk bonds).

The Fund may invest any portion of its assets that is not in Indian companies in high-quality short-term money market instruments, money market shares, repurchase agreements or equity securities of companies in countries outside of India.  To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments.  These instruments may be in various currencies.

Where the capital markets in certain countries are either less developed or not easily accessible to foreign investors, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment advisor, Kotak Mahindra (UK) Limited (“Kotak” or the “Advisor”), will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis.  As a “top down” investor, Kotak focuses primarily on broad investment contours like sectoral and sub-sectoral composition.  The Kotak investment team examines the stock market to identify potential investment opportunities across industries.  Even when an industry is out of favor with the broad market, the Kotak investment team analyzes potentially good opportunities within the sector, endeavoring to bring, in the Advisor’s opinion, the best ideas to the Fund with a mix of companies across sectors.  As a “bottom-up” investor focusing primarily on individual securities, the Advisor looks for companies whose current market price, in the Advisor’s opinion, does not reflect future growth prospects.  The Advisor chooses companies that have identifiable drivers of future earnings growth and present, in the Advisor’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation.  The Advisor’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business.  In choosing equity investments, the Advisor also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

EQUITY INVESTMENTS

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that the Advisor believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.  If the Advisor’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Advisor has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Advisor believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Advisor’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Advisor has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends.  Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC; however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, and collars, entering into equity swaps, caps, and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain.  The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.  The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured.  These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Advisor determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements.  The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used.  Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.  The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code.  When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.  See “Taxes.”

Currency Transactions.  The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Swaps, Caps, Floors and Collars.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Advisor believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

If the Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts.  Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Advisor expects that its futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices.  Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount).  The Fund may use futures contracts and related options for hedging purposes and for investment purposes.  The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC.  Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.  The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities.  The Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts.  The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities.  An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract.  For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio.  Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase.  However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities.  Similarly, when the investment manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail.  Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position.  In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets.  The Fund might not be able to close out certain positions without incurring substantial losses.  To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price.  The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument.  An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies.  A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written.  A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts.  Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option.  Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OCC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OCC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OCC option.  As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OCC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OCC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income.  Similarly, the sale of put options can also provide gains for the Fund.   The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter (“OTC”) markets, and on securities indices, currencies and futures contracts.  All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OTC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices.  The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund.  In addition, the Fund may purchase options on stocks that are traded over-the-counter.  Options on stock indices are similar to options on specific securities.  However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.  Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index.  Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Advisor expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy.  If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index.  If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies.  The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Forward Currency Exchange Contracts.”

Options on Futures Contracts.  The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions.  There is no guarantee that such closing transactions can be affected.  An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.  The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars.  The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain.  Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount.  The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap.  The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor.  A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability.  If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized.  Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Advisor deems it desirable to do so.  To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Advisor based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund.  The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Advisor deems it desirable to do so.  Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument.  To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.  If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.  The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps.  The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio.  When used for hedging purposes, the Fund would be the buyer of a credit default swap contract.  In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation.  In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-

indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities.  As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Advisor, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts.  Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated.  A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund.  Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States.  When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

NON-U.S. SECURITIES

Investors should recognize that investing in the securities of non-U.S. issuers  involves special considerations which are not typically associated with investing in securities of U.S. issuers.  Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.  The Fund’ foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.  For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.   With respect to investments in certain countries, archaic legal systems may have an adverse impact on the Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in non-U.S. countries.  Similarly, the rights of investors in non-U.S. companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.  Moreover, brokerage commissions and other transactions costs on non-U.S. securities exchanges are generally higher than in the United States.

In addition, there may be less publicly available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a non-U.S. country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.   The manner in which foreign investors may invest in companies in certain non-U.S. countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund.  For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Further, satisfactory custodial services for investment securities may not be available in some countries having smaller markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries.  Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities.  The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets.  The Indian securities markets are generally smaller and more volatile than the securities markets of the United States.  The Indian stock market has in the past experienced substantial price volatility and no assurance can be given that such volatility will not occur in the future.  The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.  In addition, in the event of occurrence of any of the above events, the Securities and Exchange Board of India (“SEBI”) can impose restrictions on trading in certain securities, limitations on price movements and margin requirements.

There is typically a lower level of regulation and monitoring of the Indian securities market and the activities of investors, brokers and other participants than in the United States.  Indian disclosure and regulatory standards are in many respects less stringent than standards in developed countries.  There may be less publicly available information about Indian companies than is regularly published by or about companies in such other countries. Indian accounting standards and requirements also differ in significant respects from those applicable to companies in the United States and other developed countries.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed or those approved on the over-the-counter exchange of India).  [The Portfolio is registered with SEBI as a “Sub-Account” of the Advisor to utilize the Advisor’s existing registration as an FII with SEBI.]  However, the Portfolio must still seek renewal of this status every three years, and both the Advisor and the Portfolio will be required to fulfill any conditions imposed by SEBI.  There can be no guarantee that regulatory approval will be forthcoming or that the Advisor and the Portfolio will be able to fulfill any conditions imposed by SEBI.  The investment by the Portfolio in Indian securities is therefore dependent on its continued registration as a sub-account of the Advisor and on the Advisor’s continued registration as a FII.  Any loss of either such registration could result in mandatory divestment by the Portfolio.

Additionally, ownership of the Fund by certain non-resident Indians and companies owned by non-resident Indians and ownership by the Portfolio of Indian companies may be restricted.  Currently, under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. There can be no assurance that these restrictions on foreign investment will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

Since the Fund invests predominantly in the securities of Indian companies, it may be subject to increased liquidity risks.  This could inhibit the Fund’s ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in India or neighboring regions or deterioration in relations between the United States and any such foreign country.

Developing and Emerging Markets.  Investments in companies domiciled in developing countries, including India, may be subject to potentially higher risks than investments in developed countries.  These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, certain of the risks generally associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries such as India.  For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain of such countries face serious exchange constraints.  In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest in the country.  Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.  Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund.  In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund.  In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities.  Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment.  A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Investment Through Mauritius.  To the extent that the Fund seeks to invest in Indian securities, the Fund currently intends to operate through the Portfolio, an entity formed in the Republic of Mauritius which has elected to be treated as a disregarded entity for United States federal income tax purposes.  A disregarded entity is a separate legal entity that is treated as part of its owner. The Portfolio is a wholly owned subsidiary of the Fund, and the Fund will invest in the Portfolio through daily subscriptions and redemptions of the Portfolio’s shares.

Investing through the Portfolio is intended to provide the Fund with a tax efficient method of investing directly in Indian securities.  The Portfolio will seek to establish residency in Mauritius to avail itself of the currently effective income tax treaty that is in place between India and Mauritius.  The Supreme Court of India has previously upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to certain foreign entities.

The Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  [The Portfolio has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.]

The Portfolio holds a Category 1 Global Business License issued by the Mauritius Financial Services Commission and will be subject to a tax rate of 15% on its net income in Mauritius.   However, the Portfolio will be entitled to a foreign tax credit equivalent to the higher of the actual foreign tax paid or a deemed tax credit of 80% of the Mauritius tax on its foreign source income, which will result in a maximum tax rate of 3%.  Capital gains will be exempt from income tax in Mauritius on disposals by the Portfolio of its investments.  There is no withholding tax payable in Mauritius in respect of payments of dividends to investors or redemption of Participating Shares.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).    After 2004, the primary tax advantage of investing through the Portfolio and relying on the India-Mauritius treaty is the elimination of the 10% Indian tax on short-term capital gains.  Any change in the provision of this treaty, in its applicability to the Fund or the Portfolio, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Political and Economic Developments.  The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region.  In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Indian products and reduced flows of private capital to the Indian economy.

In India, the government has exercised and continues to exercise significant influence over many aspects of the economy.  Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy and could adversely affect market conditions.  These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Mauritius presently offers an established hub for international investments, with a regulatory structure and local business infrastructure designed to meet the needs of investment vehicles, including well-developed banking facilities and business links with a number of countries.  Mauritius has been politically and economically stable country over the last several decades.  However, as with any other developing country, there can be no assurance that it will continue to remain politically and economically stable, or that the advantageous regulatory and business climate will continue.

Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.  Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with countries such as Pakistan.  The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  The Indian population is comprised of diverse religious, linguistic and ethnic groups, and from time to time, India has experienced internal disputes between religious groups within the country.  The Indian government has confronted separatist movements in several Indian states.  If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy, and, consequently, adversely affect the Fund’s investments.

Securities Related Activities.  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities.  The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians.  Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries.  The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries.  Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience.  In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings.  The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization.  Such securities commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities.  An investment in the Fund should not be considered as a complete investment program for all investors.  Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Advisor will take various factors into consideration in evaluating the creditworthiness of an issuer.  For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management.  For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history.  The Advisor will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Advisor’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service.  In addition to the foregoing credit analysis, the Advisor will evaluate the relative value of an investment compared with its perceived credit risk.  The Fund’s ability to achieve its investment objective may be more dependent on the Advisor’s credit analysis than would be the case if it invested in higher quality debt securities.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.  Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount.  It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features.  In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Consistent with the Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt.  Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure.   The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

HIGH YIELD SECURITIES

The Fund may invest in high yield securities.  High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the Advisor’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings.  Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity.  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio.  These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments.  Prices for high yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States.  In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally.  For example, the ability and willingness of sovereign obligors or governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden.  Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may purchase securities on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation.  The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue.  U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation.  The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure.  Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST-ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped mortgage security.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in loan participations and assignments.  The Fund consider loan participations and assignments to be investments in debt securities.  Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations.  In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipate that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices.  Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize.  Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Fund’s Board or by the Advisor pursuant to guidelines established by the Board of Trustees. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144(A) securities on the GSTrUE exchange and other similar exchanges.  These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders.  The GSTrUE is run through a Goldman Sachs trading system. This system allows the members of GSTrUE to view bid and ask offers and recent sales. Actual transactions are made through special brokers.  Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market.  Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. GOVERNMENT SECURITIES

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.  U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance.  Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.  The Fund will invest in such obligations only where the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury. FNMA and FHLMC each have been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.   Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Zero coupon securities may have conversion features.  The Fund also may purchase pay-in-kind bonds.  Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.  Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

DEPOSITARY RECEIPTS

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other depositary receipts.  Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary.  The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.

In the case of GDRs and EDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  GDRs and EDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market.  The advantage of GDRs and EDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges.  In addition, the share price and all dividends are converted to the shareholder’s home currency.  As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer.

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

ILLIQUID SECURITIES

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.  The Advisor, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions.  The procedure for the lending of securities will include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral.  These will be “demand” loans and may be terminated by the Fund at any time.  The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change.  The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent.  To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss.  In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Advisor believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  The Fund may also call such loans in order to sell the securities involved.

PORTFOLIO TURNOVER RISK

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold.  As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio’s purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio’s securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year).  For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.  Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses and may increase your tax liability if the transactions result in capital gains.

The portfolio turnover rate for this Fund may vary greatly from year to year and may exceed 100% in any given year.  In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities.  A decision to buy and sell a security may therefore be made without regard to the length of time a security has been held.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk.  The Advisor monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Fund.  The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as the Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Fund’s Board.  The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

*(1)         Make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10%, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(2)         Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above).

*(3)         Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(4)         Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(5)         Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.

*(6)         Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7)         Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(8)         Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry, excluding securities of the U.S. government and its agencies and instrumentalities.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

For the purposes of restriction (8), the Trust currently intends to use the Standard Industrial Classification System (“SIC”). The Trust may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of the shareholders.

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Advisor has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Advisor in the best interests of the shareholders.  The Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  The Fund’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Advisor deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Fund.  The disclosure policy currently authorizes quarterly dissemination of full holdings of the Fund with a sixty (60) day lag.  However, the policy and procedures set forth above do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1)           disclosures that are required by law;

(2)           disclosures necessary for service providers, which includes but are not limited to the Advisor, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3)           disclosures necessary for rating agencies to assess applicable fund ratings;

(4)           disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in Portfolio securities;

(5)           disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6)           disclosures to the Advisor of the Fund of compiled data concerning accounts managed by the Advisor.

The full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board of Trustees will periodically review the list of entities that have received holdings of the Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received.  Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolio’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings	Information Lag	Date of	Date Provided
Kotak Mahindra (UK) Ltd. (Advisor)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

(Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed

Kirkpatrick & Lockhart Preston Gates Ellis LLP (Advisor Counsel)	As needed	None	As needed	As needed

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Advisor or to the Fund’s custodian, transfer agent, administrator and principal underwriter.  In addition, to the extent permitted under applicable law, the Advisor may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, Kotak’s Chief Compliance Officer (or persons designated by Kotak’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Advisor determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Advisor shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Advisor will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Advisor’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Advisor places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers.  In so doing, the Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Advisor places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Advisor will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Advisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.  Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions.  Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.  The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

It has for many years been a common practice in the investment advisory business for advisers or sub-advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisor receives services from many broker-dealers with which the Advisor places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions.  The advisory fees paid by the Fund are not reduced because the Advisor receives such services. Research and brokerage services provided by broker-dealers chosen by the Advisor to place the Fund’s portfolio transactions may be useful to the Advisor in providing services to the Advisor’s other clients, although not all of these services may be necessarily useful and of value to the Advisor in managing the Fund. Conversely, research and brokerage services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Fund, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Advisor may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Advisor an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Advisor may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Advisor where, in the judgment of the Advisor, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Advisor may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures for the Fund which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Because the Fund has not yet commenced operations, information on specific brokerage transactions or commission costs is not included in this SAI.

PURCHASE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into share classes – Class A and C shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund are with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your Class A share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price(1)		Dealer Concession as Percentage of Offering Price(1)
Under $50,000	5.75		5.00
$50,000 but under $100,000	4.50		4.00
$100,000 but under $250,000	3.50		3.00
$250,000 but under $500,000	2.50		2.00
$500,000 but under $1 million	2.00		1.60
$1 million or greater	0.00	(2)	0.00

(1) The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the initial sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two  decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2) A CDSC of 1.00% may apply to the value of shares redeemed within the first 12 months after a purchase in excess of $1 million.  See “Contingent Deferred Sales Charge - Class A shares” on page     .

With Class C shares, there is no initial sales charge.

Dealer Commissions and Compensation

Commissions (up to 1.00%) may be paid by the Advisor to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more.  Any commissions paid on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) will be paid to dealers at the following rates:  1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million.  Any commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

The minimum initial investments in the Fund are set forth in the Prospectus.  Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time):  (i) in the case of a wire transfer payment, a purchaser must call            to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which (as determined by the SEC by rule or regulation) trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The Fund does not charge a redemption fee.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees.   If you sell your shares after holding them 30 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the Fund as long as the money never leaves the fund; and (iii) redemptions in kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•                  redemptions due to small balance maintenance fees;

•                  redemptions related to death or due to a divorce decree;

•                  certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•                  certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”).  Class A share purchases in excess of $1 million that are redeemed within 12 months of initial purchase may be charged a CDSC of 1% of the value of the shares redeemed.  There is a 1% CDSC on the value of any Class C shares redeemed within the 12 months of initial purchase.  The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•                  redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•                  required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.  The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary.  You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail.  Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program.  Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.  In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.  Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire.  If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter.  A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number.  Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption.  A shareholder may request redemption by calling the Transfer Agent at (866) 759-5679.  Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent.  The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so.  Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund.  Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions.  The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures.  The Fund may require personal identification codes.

Rule 12b-1 Plans.

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan for each of the Class A and C shares (each, a “Plan” and collectively the “Plans”).  Pursuant to Rule 12b-1 under the 1940 Act, the Plans (together with the Distribution Agreement) were approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments relating to promoting the sale of Class A and C shares, reducing redemptions of Class A and C shares, or maintaining or improving services provided to shareholders of Class A and C shares by investment brokers or dealers, plan administrators and other persons.  Payments under the Plans also may be made for activities such as advertising, printing and mailing the prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plans may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plans may be terminated by vote of a majority of the independent trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plans may be amended by vote of the relevant trustees, including a majority of the relevant independent trustees, cast in person at a meeting called for that purpose. Any change in the Plans that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the independent trustees of the Trust who have no financial interest in the operation of the Plans and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If the Fund is closed to new investors, the payment of any fees pursuant to the Plan will terminate.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.  The day-to-day operations of the Fund are delegated to the Fund’s Advisor and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Mary K. Anstine, age 65	Trustee	Mary K. Anstine was elected at a special meeting of shareholders held on March 21, 1997.	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is a Trustee of the Denver Area Council of the Boy Scouts of America and a Director of the AV Hunter Trust. Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust; ALPS Variable Insurance Trust; ALPS ETF Trust; Reaves Utility Income Fund; and Westcore Trust.	4

Ms. Anstine is a Trustee of ALPS ETF Trust (1 fund); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (11 funds).

John R. Moran, Jr., age 77	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Office Investment Advisory Committee for the University of Colorado.	4	None.

Name, Address* & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edwin B. Crowder, age 76	Trustee	Mr. Crowder was elected at a special meeting of shareholders held on March 21, 1997.	Mr. Crowder is the President and owner of Eddie Crowder Associates, Inc. Mr. Crowder is a former Director of Athletics and Head Football Coach at the University of Colorado.	4	None.

Jeremy W. Deems, age 32	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	4	Mr. Deems is a Trustee of ALPS ETF Trust (1 fund); ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).

INTERESTED TRUSTEES

Name, Address* & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
W. Robert Alexander, age 79	Trustee and Chairman	W. Robert Alexander was elected by the initial shareholder in December 1993.	Mr. Alexander was the Chief Executive Officer of ALPS Fund Services, Inc. (“ALPS”) and ALPS Distributors Inc. (“ADI”) until September 30, 2005, which provides administration and distribution services, respectively, for proprietary mutual fund complexes. Because of his affiliation with ALPS and ADI, Mr. Alexander is considered an “interested” Trustee of the Trust. Mr. Alexander is formerly Chairman and a member of the Board of Trustees Clough Global Allocation Fund, Clough Equity Fund, and Clough Global Opportunities Fund until July 12, 2006.	4	Mr. Alexander is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Hunter and Hughes Trusts; and Reaves Utility Income Fund (1 fund).

OFFICERS

Name, Address* & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Edmund J. Burke, age 46	President	Edmund J. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers, Inc. (since 2001), President and a Director of ALPS Financial Services, Inc. and ALPS Distributors, Inc. (1991-2005). Mr. Burke is President of the Reaves Utility Income Fund (since 2004); President of the Financial Investors Variable Insurance Trust; Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

Jeremy O. May, age 37	Treasurer	Jeremy May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, and Financial Investors Variable Insurance Trust; and President, Chairman and Trustee of the ALPS Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, Age 46	Secretary	JoEllen Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.

Ms. Legg joined ALPS as Associate Counsel in October 2007. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 – 2004) and at Patton Boggs LLP (2004 – 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Reaves Utility Income Fund, Utopia Funds and Westcore Trust; and Assistant Secretary of the Stone Harbor Investment Funds.

Michael Akins, age 31	Chief Compliance Officer (“CCO”)	Michael Akins was appointed CCO of the Trust at the June 13, 2006 meeting of the Board of Trustees.

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, the Clough Global Equity Fund, and the ALPS ETF Trust.

Kimberly R. Storms, age 35	Assistant Treasurer	Kim Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Reaves Utility Income Fund; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO  80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***The Fund is a series of the Financial Investors Trust that consists of three other investment companies, the Listed Private Equity Fund, U.S. Government Money Market Fund and American Freedom Money Market Fund.

Because the Fund has not commenced selling shares as of the date of this SAI, the Trustees and officers of the Fund do not own any equity securities of the Fund.  Additionally, none of the Independent Trustees own securities in the Advisor or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Advisor or Distributor.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Independence Standards Board Standard No. 1.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees are:  Ms. Anstine and Messrs. Crowder, Deems (Chairman) and Moran.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Remuneration of Trustees.  The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting effective January 1, 2008.  The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  For the fiscal year ended April 30, 2008, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees
Mary K. Anstine, Trustee	$14,324	$0	$0	$14,324
Edwin B. Crowder, Trustee	$14,324	$0	$0	$14,324
Jeremy W. Deems, Trustee	$2,901	$0	$0	$2,901
Robert E. Lee,(1) Trustee	$9,000	$0	$0	$9,000
John R. Moran, Jr., Trustee	$14,324	$0	$0	$14,324

 (1) Mr. Lee resigned as Trustee of the Trust on November 29, 2007.

No officer, trustee or employee of the Advisor or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Kotak Mahindra (UK) Limited (“Kotak” or the “Advisor”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays Kotak an annual management fee of 1.25% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.    The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or Kotak may terminate the Advisory Agreement upon sixty (60) days’ written notice.  A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2008.

As described in the Prospectus under “Fees and Expenses of the Fund,” Kotak has contractually agreed to limit certain of the Fund’s expenses until April 30, 2010.

Under the terms of the Advisory Agreement, Kotak shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of Kotak or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”).  In addition, the Fund will indemnify Kotak and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Fund, Kotak and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under their applicable administration agreement to provide certain administrative services to the Fund.  Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by Kotak, the Board has approved delegating proxy voting discretion to Kotak believing that Kotak should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that Kotak uses to determine how to vote proxies relating to portfolio securities, including the procedures that Kotak uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of Kotak or any affiliated person of the Fund or Kotak, on the other.  This summary of the guidelines gives a general indication as to how Kotak will vote proxies relating to portfolio securities on each issue listed.  However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the guidelines presented.  Notwithstanding the foregoing, Kotak always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.   When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period will be available without charge, (1) upon request, by calling (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.  ADI is not entitled to any compensation for its services as Distributor.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees, the Fund’s Chief Compliance Officer, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Non-Performance Fee Based Advisory Accounts*

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

Nitin Jain	0		$4	$369.9	1	$10.42
Harish Krishnan	0		$1	$124.92	0	$

Performance Fee Based Advisory Accounts*

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

Nitin Jain			$2	$106.5	2	$94.9
Harish Krishnan			$2	$106.5	1	$24.5

* All figures as of March 31, 2008.

PORTFOLIO MANAGER COMPENSATION

Kotak seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a fixed base salary, an incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

Kotak may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•                  Base salary. Each portfolio manager is paid a fixed base salary.  In setting the base salary, Kotak’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•                  Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. The quantitative portion of the fund management compensation is determined on basis of performance of the fund managers as compared to peers within the space of the fund strategy as well as against the respective benchmark for the individual fund. In addition, the directors of the company have discretion to reduce or increase the compensation payable to fund managers depending on qualitative assessment at the year end.

•                  Stock options. In addition, one or more portfolio manager may also be paid compensation in the form of options on the stock of Kotak Mahindra Bank Limited, which is the parent entity of the Advisor.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

Kotak and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs.  For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  Kotak or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Kotak and its affiliates.

Kotak and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Kotak and the individuals that it employs.

For example, Kotak seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  Kotak has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by Kotak and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

Because the Fund has not commenced selling shares as of the date of this SAI, the portfolio managers of the Fund do not own any equity securities of the Fund.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets.  Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time).  The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr.  Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security.  Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board of Trustees or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.  Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Fund invests or may invest in securities that are traded on foreign exchanges or markets that may be open when the NYSE is closed.  As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

TAXES

In General

It is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains.  It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains distributions.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution.  Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash.  The election may be made at any time by submitting a written request directly to the Fund.  In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.  No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.  For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below).  If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains in a taxable year.  If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any.  For federal income tax purposes, under current law the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years.  For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  For taxable years beginning before January 1, 2011, the Fund may designate certain dividends as derived from “qualified dividend income, “ which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.  However, the Fund does not expect a significant portion of distributions to be derived from qualified dividend income or to be eligible for the dividends received deduction.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”).  Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”).  In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, the Fund may elect to “mark-to-market” annually its investments in such entities and to distribute any resulting net gain to shareholders.  Such gains are treated as ordinary income.  The Fund may also elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company.  The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.  Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio.  If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period specified in the Code.  If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s non-U.S. tax paid.  A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may  increase the amount and affect the timing and character of taxes payable by shareholders.  Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received.  In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.  In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.  The Fund may realize gains or losses from such sales.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments.  The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to federal income or excise tax.

Real Estate Investment Trusts

The Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).  The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI.  The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.  Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the rules for withholding of income taxes on Fund distributions to such shareholders and the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of four separate portfolios or series.  The Board may establish additional series in the future.  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds.  When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate.  For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund.  Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund.  The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so.  However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.  The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series.  However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian.                                       (the “Custodian”), located at                                       , serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent.  ALPS, pursuant to a Transfer Agency and Services Agreement, serves as transfer agent for the Fund.  As Transfer Agent, ALPS has agreed, among other things, to (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and reimbursement for out-of-pocket expenses.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accountant.  Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  Deloitte is located at 555 17th Street, Suite 3600, Denver, CO 80202.

Counsel.  Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, CO, 80202.

PERFORMANCE INFORMATION

Yield and Total Return.  The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly.  In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities.  The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria.  Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher.  The Fund’ investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality).  The percentage of the Fund’s assets invested in securities in a particular rating category will vary.  Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year.  Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated.  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits.  Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located.  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-

only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred.  Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default.  For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability.  Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis.  Securities, however, are rated taking into consideration probability of default and loss given default.  As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay.  While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer.  Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

•                  failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•                  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•                  the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’.  (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The board of trustees of the Trust on behalf of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s Advisor Kotak Mahindra (UK) Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the Advisor.

The Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in the Fund managed by the Adviser. Any questions about these policies and procedures should be directed to the Chief Compliance Officer of the Adviser.

Proxy Voting Policies

I.

If the Fund is the beneficial owner of no more than 5% of an issuer’s outstanding securities, the following policies will apply:

Most of the securities held by Fund constitute a small percentage of the ownership of the issuer of such securities; therefore the Adviser does not expect such issuers to be impacted by the Fund’s proxy votes related to such securities.  Accordingly, the Adviser has determined that the Fund’s interests will not be impacted by such proxy votes and that the benefits to the Fund related to any such vote would be small and the costs associated with investigating how best to vote such proxies would exceed such benefits.  Consequently, the Adviser will not vote or evaluate proxies relating to a security if the Fund is a beneficial owner of no more than five percent (5%) of the outstanding securities of such issuer.  If, however, the Adviser believes that the subject matter of a proxy for any such security may nonetheless be material to a Fund and that the vote may impact the outcome of a material event, the Adviser shall vote the proxy in a manner that is in the best interest of the Fund.

II.

If the Fund is the beneficial owner of more than 5% of an issuer’s outstanding securities, the following policies will apply:

The Adviser will evaluate proxies relating to a security if the Fund is the beneficial owner of more than five percent (5%) of the outstanding securities of such issuer.  The Adviser shall vote these proxies in a manner that is in the best interest of the Fund.  The Adviser shall consider only those factors that relate to the Fund’s investment, including how the result of the requested vote will economically impact and affect the value of the Fund’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, avoiding further expense of investigation and not voting at all on a presented proposal may be in the best interest of the Fund).

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

The Adviser will cast the vote through the global custodian acting through its sub-custodian (the Responsible Party) of the Fund.

III.         Conflicts of Interest

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision.  The Adviser will provide adequate disclosure to the Fund if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•

any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of either 10% or greater equity or voting interest of the Adviser; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•

any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the Fund of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Procedures, as provided below.

The Adviser shall keep certain records required by applicable U.S. law in connection with its proxy voting activities for the Fund and shall provide proxy-voting information to the Fund upon its written or oral request.

Proxy Voting Procedures

Notwithstanding the variations among the Policies, all of the Policies have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. Although for many matters the proxy voting policy below specifies the votes to be cast, for many others, the proxy voting policy contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the proxy voting policy. For both of these categories of matters and to override the proxy voting policy, a certification and review process is to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund.

A.           Upon being advised by the portfolio manager that it is necessary or desirable to vote on a particular matter relating to an investee company, the Head of Operations shall instruct the global custodian which shall act through its local sub custodian (the Responsible Party) regarding the proxy voting and the Responsible Party shall follow the procedures set forth in this clause (otherwise, the Responsible Party shall skip this clause and comply with clause B below):

1.               Due to time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the Fund in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast.

2.               Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the Fund.

3.               Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon.  The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party.

4.               If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the Fund or the Fund’s designee in sufficient detail and with sufficient time to reasonably inform the Fund of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe: (a) the proposal to be voted upon; (b) the actual or potential conflict of interest involved; (c) the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and (d) if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the Fund’s consent to the Adviser’s vote recommendation or request the Fund to vote the proxy directly or through another designee of the Fund.  The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser.  If the Fund is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

a.               engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the Fund under the circumstances;

b.              cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the Fund under the circumstances; or

c.               abstain from voting if such action is determined by the Adviser to be in the best interest of the Fund under the circumstances.

5.               The Responsible Party will promptly (i) vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated below and guidelines (if any) issued by the Fund, or (ii) if the Responsible Party determines that the cost of voting the proxy outweighs the benefits, document such analysis and conclusion.

a.               Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change the Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

b.              The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

c.               The Adviser will usually vote in favor of increases in capital which enhance a company’s long-term prospects. However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

d.              The Adviser will usually vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, or where there is a material reduction in shareholder value.

e.               For routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the Adviser whether this is in the interests of the Fund. In of doubt, the Compliance Department will be consulted for their advice. A decision is then made based on their judgment.

f.                 The Adviser considers votes on director nominees on a case-by-case basis.

g.              The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

B.             In accordance with SEC Rule 204-2(c)(2), the Responsible Party shall retain in the respective Fund’s file, the following:

•                  A record of the vote cast, if any (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•                  A record recording the basis for the vote cast or if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the Fund of voting the proxy.

•                  A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and

•                  A copy of any Conflict Notice and/or conflict consent.

•                  A copy of the proxy statement received, unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and

•                  A copy of any request or any other written communication (including emails or other electronic communications) to or from the Fund regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the Fund’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

In accordance with regulations of the SEC, the Fund’s proxy voting records for the most recent 12-month period ended April 30 are on file with the SEC and are available on the website at                                              and are on the SEC’s website at  www.sec.gov .

PART C.  OTHER INFORMATION

Item 23.	Exhibits

	(a)	(1)	Trust Instrument of Registrant.(1)

		(2)	Revised Trust Instrument of Registrant.(1)

	(b)	(1)	By-Laws of Registrant.(1)

		(2)	Revised By-Laws of Registrant.(1)

		(3)	Amendment to By-Laws of Registrant dated April 25, 2008 filed herein.

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

	(d)	(1)

Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market, U.S. Treasury Money Market and Prime Money Market Funds.(11)

		(2)

First Amendment dated September 10, 2003 to the Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds.(13)

		(3)	Investment Advisory and Management Agreement dated October 1, 2007 between Registrant and ALPS Advisers, Inc. with respect to the Listed Private Equity Fund.(17)

		(4)	Investment SubAdvisory Agreement dated October 1, 2007 among Registrant, ALPS Advisers, Inc. and Red Rocks Capital LLC with respect to the Listed Private Equity Fund.(17)

		(5)	Form of Investment Advisory and Management Agreement between Registrant and Kotak Mahindra (UK) Ltd. with respect to the Kotak India Multi-Cap Fund filed herein.

	(e)	(1)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(16)

1

(2)

Amended Schedule A dated November 13, 2006 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market Fund, U. S. Treasury Money Market Fund and U.S. Government Money Market Fund.(16)

(3)

Addendum No. 2 dated April 9, 2007 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market Fund, U. S. Treasury Money Market Fund and U.S. Government Money Market Fund.(16)

(4)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(10)

(5)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the American Freedom U.S. Government Money Market Fund.(11)

(6)	Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Listed Private Equity Fund.(17)

(7)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Kotak India Multi-Cap Fund filed herein.

(8)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Listed Private Equity Fund.(16)

(9)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity Fund.(16)

(10)	Form of Administrative Services Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity Fund.(16)

(11)	Form of Fund-Serv Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity Fund.(16)

(12)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity Fund.(16)

2

(f)		None.

(g)	(1)

Custodian Contract dated May 6, 1994 between Registrant and State Street Bank and Trust Company with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(1)

	(2)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund filed herein.

	(3)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund filed herein.

(h)	(1)

Administration Agreement dated September 19, 2001 between ALPS Mutual Funds Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, U.S. Government Money Market and Prime Money Market Funds.(9)

(2)

Addendum 1 dated September 1, 2006 to the Administration Agreement between ALPS Mutual Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Prime Money Market Fund.(16)

(3)

Addendum 2 dated April 9, 2007 to the Administration Agreement between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Prime Money Market Fund.(16)

	(4)	Administration Agreement dated August 23, 2003 between ALPS Mutual Funds Services, Inc. and Registrant with respect to the American Freedom U.S. Government Money Market Fund.(11)

	(5)	Termination letter dated December 1, 2006 of the Administration Agreement between ALPS Fund Services, Inc. and Registrant with respect to the American Freedom U.S. Government Money Market Fund.(16)

(6)

Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(7)

3

(7)

Amendment dated March 21, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(17)

(8)

Addendum dated September 1, 2006 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(16)

(9)

Addendum No. 2 dated April 9, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(16)

(10)

Amended Appendix A dated January 1, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(17)

(11)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect the Listed Private Equity Fund.(17)

(12)	Form of Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Kotak India Multi-Cap Fund filed herein.

(13)	Form of Transfer Agency Interactive Client Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Kotak India Multi-Cap Fund filed herein.

(14)

Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between  Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(7)

(15)

Amended Appendix A dated August 28, 2003 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services with respect to the Prime Money Market Fund, U.S. Treasury Money

4

Market Fund and U.S. Government Money Market Fund.(13)

(16)

Amendment No. 2 to Appendix A dated January 1, 2007 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market Fund, U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.(17)

	(17)	Assumption Agreement dated April 2, 2001 among the Registrant, ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc. related to the Registrant.(11)

	(18)	Purchase Agreement between the Registrant and FGIC Securities Purchase, Inc.(3)

(19)

Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc., dated August 1, 2006, with respect to Prime Money Market Fund, Classes I and II, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Classes I and II and American Freedom U.S. Government Money Market Fund, Classes I and II.(14)

(20)

Fee Waiver Letter Agreement between Registrant and SSgA Funds Management, Inc. dated August 1, 2006 with respect to Prime Money Market Fund, Classes I and II, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Classes I and II and American Freedom U.S. Government Money Market Fund, Classes I and II.(14)

	(21)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Listed Private Equity Fund.(17)

	(22)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Kotak India Multi-Cap Fund filed herein.

	(23)	Fee Waiver Letter dated September 4, 2007 among Registrant, ALPS Advisers, Inc. and Red Rocks Capital LLC.(17)

	(24)	Fee Waiver Letter dated November 20, 2007 between Registrant, ALPS Advisers, Inc. and Red Rocks Capital LLC filed herein.

	(25)	Form of Fee Waiver Letter between Registrant and Kotak Mahindra (UK) Ltd. filed herein.

	(26)	Form of Chief Compliance Officer Services Agreement between the Registrant and ALPS Fund Services, Inc. with respect to the Kotak India Multi-Cap Fund filed herein.

(i)	(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated August 28, 2007, with respect to Prime Money Market Fund, U.S.

5

Treasury Money Market Fund and U.S. Government Money Market Fund Listed Private Equity Fund.(15)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated November 20, 2007, with respect to Listed Private Equity Fund.(17)

	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to Kotak India Multi-Cap Fund, to be filed by subsequent amendment.

(j)		None.

(k)		None.

(l)		None.

(m)	(1)	Amended Distribution Plan – Prime Money Market Fund Class II.(9)

	(2)	Termination letter dated December 1, 2006 of the Amended Distribution Plan with respect to Prime Money Market Fund Class II.(16)

	(3)	Distribution Plan – U.S. Government Money Market Fund, Class II.(9)

	(4)	Termination letter dated December 1, 2006 of the Distribution Plan – U.S. Government Money Market Fund, Class II.(16)

	(5)	Distribution Plan – American Freedom U.S. Government Money Market Fund, Class I.(11)

	(6)	Termination letter dated December 1, 2006 of the Distribution Plan – American Freedom U.S. Government Money Market Fund, Class I.(16)

	(7)	Distribution Plan – American Freedom U.S. Government Money Market Fund, Class II.(11)

	(8)	Termination letter dated December 1, 2006 of the Distribution Plan – American Freedom U.S. Government Money Market Fund, Class II.(16)

	(9)	Distribution and Services Plan – Listed Private Equity Fund Class A adopted as of September 4, 2007.(17)

	(10)	Distribution and Services Plan – Listed Private Equity Fund Class R adopted as of September 4, 2007.(17)

6

	(11)	Form of Distribution and Services Plan – Kotak India Multi-Cap Fund Class A filed herein.

	(12)	Form of Distribution and Services Plan – Kotak India Multi-Cap Fund Class C filed herein.

(n)	(1)	Rule 18f-3 Plan – Prime Money Market Fund.(4)

	(2)	Rule 18f-3 Plan – Listed Private Equity Fund effective September 4, 2007.(17)

	(3)	Form of Rule 18f-3 Plan – Kotak India Multi-Cap Fund filed herein.

(p)	(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(14)

	(2)	Code of Ethics for ALPS Distributors, Inc. revised as of March 3, 2006.(14)

	(3)	Code of Ethics for SSgA Funds Management, Inc. is not provided because they are adviser only to Registrant’s money market funds.

	(4)	Code of Ethics for ALPS Advisers, Inc. as of December 29, 2006.(16)

	(5)	Code of Ethics for Red Rocks Capital LLC as of December, 2007 filed herein.

(q)	(1)	Power of Attorney dated August 20, 2007.(15)

	(2)	Power of Attorney dated September 4, 2007 with respect to the Listed Private Equity Fund.(16)

	(3)	Power of Attorney dated November 15, 2007 with respect to the Listed Private Equity Fund.(17)

	(4)	Power of Attorney dated April 25, 2008 with respect to the Kotak India Multi-Cap Fund filed herein.

(1)                                  Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.

(2)                                  Incorporated by reference to the Post-Effective Amendment No. 10 to Registrant’s Registration Statement filed on June 12, 1998.

7

(3)                                  Incorporated by reference to the Post-Effective Amendment No. 5 to Registrant’s Registration Statement filed on August 28, 1996.

(4)                                  Incorporated by reference to the Post-Effective Amendment No. 12 to Registrant’s Registration Statement filed on June 29, 1999.

(5)                                  Incorporated by reference to the Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed on February 14, 2000.

(6)                                  Incorporated by reference to the Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed on May 8, 2000.

(7)                                  Incorporated by reference to the Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed on August 25, 2000.

(8)                                  Incorporated by reference to the Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed on August 28, 2001.

(9)                                  Incorporated by reference to the Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on June 5, 2002.

(10)                            Incorporated by reference to the Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on August 28, 2002.

(11)                            Incorporated by reference to the Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on August 28, 2003.

(12)                            Incorporated by reference to the Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on August 27, 2004.

(13)                            Incorporated by reference to the Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on June 9, 2005.

(14)                            Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.

(15)                            Incorporated by reference to the Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on August 28, 2007.

(16)                            Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.

(17)                            Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.

Item 24.                                                     Persons Controlled by or Under Common Control with the Registrant.

None.

Item 25.                                                     Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement) and Section 7 of the Distribution Agreement (Exhibit (e)(7) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

8

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.                                                       Business and Other Connections of Investment Advisers.

SSGA FUNDS MANAGEMENT, INC.

Name*	Position with SSgA Funds Management, Inc.	Other Business connections	Type of Business

Augustin J. Fleites President and Director	State Street Global Advisors (a division of State Street Bank & Trust Company), Senior Principal State Street Global Markets, Senior Principal	Not Applicable	Not Applicable
Mark J. Duggan, Esq. Associate Chief Legal Officer	State Street Global Advisors (a division of State Street Bank & Trust Company), Principal and Counsel	Not Applicable	Not Applicable
Thomas P. Kelly Comptroller and Treasurer	State Street Global Advisors (a division of State Street Bank & Trust Company), Principal	Not Applicable	Not Applicable

9

Name*	Position with SSgA Funds Management, Inc.	Other Business connections	Type of Business

Beverly DeWitt, Esq. Chief Compliance Officer	Chief Compliance Officer	Not Applicable	Not Applicable
Mitchell H. Shames Director	State Street Global Advisors (a division of State Street Bank & Trust Company), Senior Principal and General Counsel	Not Applicable	Not Applicable
Timothy Harbert Director	State Street Global Advisors (a division of State Street Bank & Trust Company), Chairman and Chief Executive Officer	Not Applicable	Not Applicable

* The principal business address for each of the SSgA adviser representatives is:  One Lincoln Street, 33rd Floor, Boston, MA 02111.

ALPS Advisers, Inc.

Name*	Position with ALPS Advisers, Inc.	Other Business Connections	Type of Business

Edmund J. Burke	President	See Trustee and Officer Table in SAI	Fund Servicing
Thomas A. Carter	Managing Director – Business Development	Managing Director, ALPS Holdings, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Jeremy O. May	Managing Director – Operations and Client Service, Assistant Secretary	See Trustee and Officer Table in SAI	Fund Servicing
Diana M. Adams	Vice President, Controller, Treasurer	Vice President and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Tané T. Tyler	General Counsel, Secretary	General Counsel, ALPS Holdings, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Bradley J. Swenson	Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc.	Fund Servicing
William Parmentier	Chief Investment Officer	Not Applicable	Not Applicable
Mark Haley	Vice President	Not Applicable	Not Applicable

* The principal business address for each of the ALPS Advisers, Inc. representatives is:  1290 Broadway, Suite 1100, Denver, CO, 80203.

10

Kotak Mahindra (UK) Ltd.

Name*	Position with Kotak Mahindra	Other Business Connections	Type of Business

Shyam Kumar	Director and CEO, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Vishwanathan Varadarajan	Director, Compliance and MLRO, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Abhishek Bhalotia	Director, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Surendhren Manayath	CFO, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Ashish Kedia	Head, International Products, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Vinod Joseph	Head, Legal, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Piyush Patel	Head, Compliance, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Ruchit Puri	CEO, Kotak Mahindra (UK) Ltd, Singapore Branch	Not Applicable	Not Applicable
Nitin Jain	Principal Fund Manager, Long Only Strategy, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable

* The principal business address for each of the Kotak Mahindra representatives is:  6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

11

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business connections	Type of Business

Adam Goldman	Managing Partner	Not Applicable	Not Applicable
Mark Sunderhuse	Managing Partner	Not Applicable	Not Applicable

* The principal business address for each of the Red Rocks Capital LLC representatives is:  603 Park Point Drive, Suite 200, Golden, CO 80401.

Item 27.                  Principal Underwriter.

(a)           ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:  AARP Funds, ALPS Variable Insurance Trust, ALPS ETF Trust, Ameristock Mutual Fund, Inc., Ameristock ETF Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)           To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name	Positions with Underwriter	Positions with Fund

Edmund J. Burke	President; Director	President
Thomas A. Carter	Managing Director –Business Development; Director	None
Jeremy O. May	Managing Director – Operations and Client Service; Assistant Secretary; Director	Treasurer
John C. Donaldson	Chief Financial Officer	None
Diana M. Adams	Vice President, Controller, Treasurer	None
Robert J. Szydlowski	Chief Technology Officer	None
Tané T. Tyler	General Counsel, Secretary	None
Brad Swenson	Chief Compliance Officer	None

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)                                           Not applicable.

Item 28.                                                    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; (3) Red Rocks Capital LLC, 603 Park Point Drive, Suite 200, Golden, CO 80401; and (4) Kotak Mahindra (UK) Ltd., 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

Item 29.                                                    Management Services.

Not applicable.

Item 30.                                                    Undertakings.

Not applicable.

12

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 34 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on May 6, 2008.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ W. Robert Alexander	Chairman & Trustee	May 6, 2008
W. Robert Alexander*

/s/ Jeremy W. Deems	Trustee	May 6, 2008
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	May 6, 2008
Mary K. Anstine*

/s/ Edwin B. Crowder	Trustee	May 6, 2008
Edwin B. Crowder*

/s/ John R. Moran, Jr.	Trustee	May 6, 2008
John R. Moran, Jr.*

/s/ Edmund J. Burke	President	May 6, 2008
Edmund J. Burke

/s/ Jeremy O. May	Treasurer	May 6, 2008
Jeremy O. May

*Signature affixed by JoEllen Legg pursuant to a power of attorney dated April 25, 2008.

Exhibit List

Item #23		Description

(b)	(3)	Amendment to By-Laws of Registrant dated April 25, 2008.

(d)	(5)	Form of Investment Advisory and Management Agreement between Registrant and Kotak Mahindra (UK) Ltd. with respect to the Kotak India Multi-Cap Fund.

(e)	(7)	Form of Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the Kotak India Multi-Cap Fund.

(g)	(2)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund.

	(3)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund.

(h)	(12)	Form of Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Kotak India Multi-Cap Fund.

	(13)	Form of Transfer Agency Interactive Client Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Kotak India Multi-Cap Fund.

	(22)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Kotak India Multi-Cap Fund.

	(24)	Fee Waiver Letter dated November 20, 2007 between Registrant, ALPS Advisers, Inc. and Red Rocks Capital LLC.

	(25)	Form of Fee Waiver Letter between Registrant and Kotak Mahindra (UK) Ltd.

	(26)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Kotak India Multi-Cap Fund.

(m)	(11)	Form of Distribution and Services Plan – Kotak India Multi-Cap Fund Class A.

	(12)	Form of Distribution and Services Plan – Kotak India Multi-Cap Fund Class C.

(n)	(3)	Form of Rule 18f-3 Plan – Kotak India Multi-Cap Fund.

(p)	(5)	Code of Ethics for Red Rocks Capital LLC as of December, 2007.

(q)	(4)	Power of Attorney dated April 25, 2008 with respect to the Kotak India Multi-Cap Fund.